EXHIBIT 10.2
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                THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT




                           Dated as of August 2, 1999



                                 by and between




                           UGLY DUCKLING CORPORATION,
                             a Delaware corporation
                                   ("Lender")



                                       and



                     FIRST MERCHANTS ACCEPTANCE CORPORATION,
                             a Delaware corporation
                                  ("Borrower")




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                THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT

         This THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT (the "Amendment to Agreement"), is entered into as of August 2, 1999, between UGLY DUCKLING CORPORATION, a Delaware corporation ("Lender" or "UDC"), with a place of business located at 2525 East Camelback Road, Suite 1150, Phoenix, Arizona 85016, and FIRST MERCHANTS ACCEPTANCE CORPORATION, a Delaware corporation ("Borrower" or "FMAC"), with a principal place of business located at 303 West Erie, Suite 410, Chicago, IL 60610.

         WHEREAS, Lender agreed to make available to Borrower a revolving credit facility (the "Loan") upon the terms and conditions set forth in that certain Credit and Security Agreement dated as of July 17, 1997, by and between Lender and Borrower (the "Agreement");

         WHEREAS, the Agreement was amended by that certain First Amendment to Credit and Security Agreement, dated as of January 21, 1998.

         WHEREAS, the Agreement was amended by that certain Second Amendment to Credit and Security Agreement, dated as of April 1, 1998.

         WHEREAS,   Lender  has  asserted  that  Borrower  defaulted  under  the
Agreement.

         WHEREAS, the Lender and the Borrower have agreed to modify the Agreement, as amended, as set forth below to, among other things, clarify certain of Lender's rights and to provide for the cure of certain asserted defaults under the Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree to modify, amend and supplement the Agreement only as follows, all other provisions of the Agreement, as amended, not effected hereby to remain in full force and effect:

                                    ARTICLE I

                                 THE COMMITMENT

         1.1 Lender's Ability to Draw Down on Line of Credit to Pay Monthly Interest Charges. Section 2.4 of the Agreement is hereby modified and amended by the addition of the following new paragraph to be designated Section 2.4(e):

                    "(e) Borrower hereby authorizes Lender to, on the first day of each consecutive month, draw down on the Loan an amount sufficient to pay the monthly interest charge at the non-default rate due and payable to Lender pursuant to Section 2.4(c). Any such draw shall be considered an Advance and shall be repaid pursuant to this Agreement."

         1.2 Cure Fee. Borrower and Lender agree that, on or before August 2, 1999, Borrower shall pay the sum of $100,000.00 to Lender as an Advance hereunder in full and final satisfaction of any and all default interest, late payment fees, legal expenses and other Lender's Expenses resulting from and associated with (i) Borrower's default under the Agreement and (ii) the preparation, drafting and negotiation of that certain Credit and Security Agreement II dated August 2, 1999 by and between Borrower and Lender.



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                  Lender  hereby  accepts  the  Cure  Fee in full  and  complete satisfaction of all alleged defaults hereunder and acknowledges that upon signing this Amendment to Agreement, Lender no longer asserts that Borrower is in default.

         1.3 Transition Fee. Borrower and Lender agree that, on before August 2, 1999, Borrower shall pay to Lender the sum of $130,240.70 as an Advance hereunder in full and complete satisfaction of all obligations owed to UDC under the Transition Services Agreement.

         1.4 Dividend Direction Letter.Borrower, as sole shareholder of First Merchants Auto Receivables Corp. ("FMARC") and First Merchants Auto Receivables Corp. II ("FMARC II"), shall direct the directors of FMARC and FMARC II to adopt the resolutions set forth in an Action by Unanimous Consent in the form attached hereto as Exhibit "1." Borrower shall also deliver to Lender executed Dividend Direction Letters, addressed to Harris Trust & Savings Bank and Chase Manhattan Bank Delaware ("Distributors") and directing Distributors to deliver to Lender any and all dividends and/or other distributions to which Borrower would otherwise be entitled as a shareholder of FMARC and FMARC II. A form of such Dividend Direction Letter is attached hereto as Exhibit "2." On the date such dividends and/or other distributions are made by Distributors to Lender, Lender shall apply any such monies to permanently reduce the Commitment Amount and to pay any other amounts due and owing by Borrower to Lender pursuant to the Agreement, the Contribution Agreement, the Credit and Security Agreement II dated August 2, 1999, the Modified UDC Fee, any advance under the UDC Stock Option and any other obligation secured by the B Pieces arising under the Plan; provided, however, that nothing herein shall be deemed to grant a security interest in the B Pieces to secure obligations such as servicing fees which may be owed from time to time to UDC, Cygnet Financial or their affiliates which are not currently directly secured by the B Pieces and the UDC. Once Borrower's Obligations to Lender, pursuant to the Agreement, the Contribution Agreement, the Credit and Security Agreement II dated August 2, 1999, the Modified UDC Fee, any advance under the UDC Stock Option and any other obligation secured by the B Pieces arising under the Plan; provided, however, that nothing herein shall be deemed to grant a security interest in the B Pieces to secure obligations such as servicing fees which may be owed from time to time to UDC, Cygnet Financial or their affiliates which are not currently directly secured by the B Pieces are paid in full, Borrower shall be entitled to revoke the Dividend Direction Letter using the form of revocation letter attached hereto as Exhibit "3" (the "Revocation Letter"). Lender shall provide Borrower and Distributors with monthly reports, on or before the 15th day of each month, reflecting the outstanding amount due and owing by Borrower to Lender under the Agreement, the Contribution Agreement, the Credit and Security Agreement II, the Modified UDC Fee, any advance under the UDC Stock Option and any other obligation secured by the B Pieces arising under the Plan.

                  FMAC shall not give the Revocation Letter for payments under the B Pieces until it has either (i) obtained a report from UDC showing that no further obligations secured by the B Pieces are owed to UDC or (ii) obtained a final order from the Bankruptcy Court or any other court of competent jurisdiction after notice to UDC and a hearing that all such amounts have been satisfied. The form of Revocation Letter shall be in the form of Exhibit "3" hereto, shall attach the UDC report or applicable court order as an exhibit and shall be sent to UDC prior to or at the same time it is sent to the Trustee. The Distributors shall be expressly directed not to honor the Revocation Letter unless it receives a fully signed copy of the Revocation Letter together with the required report from UDC or final order of the applicable court.

         1.5 Application of Owned Loan and B Piece Distributions. The provisions of the Settlement Agreement regarding the application of Owned Loan and B Piece Distributions shall govern such application. The Settlement Agreement is incorporated herein by this reference.




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                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         In order to induce Lender to enter into this Amendment, Borrower represents and warrants that the Representations and Warranties made by Debtor in the Credit and Security Agreement II are true, correct, and complete in all respects as of the date hereof. The covenants, representations and warranties and disclosure schedules thereto in Credit and Security Agreement II are hereby incorporated by reference and replace for all purposes from the date of this Amendment forward the representations, warranties and covenants and disclosure schedules in the Agreement. Any liens granted or other actions taken pursuant to the Credit and Security Agreement II shall not be a breach hereunder.

                                   ARTICLE III

                                  MISCELLANEOUS

         3.1 Amendments and Waivers. No amendment or waiver of any provision of this Amendment, the Agreement or any other Loan Document, and no consent with respect to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by Lender and Borrower, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

         3.2      Notices.

                  (a) All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided, that, any matter transmitted by facsimile (i) shall be immediately confirmed by a telephone call to the recipient, and (ii) shall be followed promptly by a hard copy original thereof by over-night courier to the address set forth below, or to such other address as shall be designated by such party in a written notice to the other party) and directed to each other party at the following address (or at such other address as shall be designated by Lender or Borrower in a written notice to Borrower and Lender).

                  If to Borrower:   FIRST MERCHANTS ACCEPTANCE CORPORATION
                                            303 West Erie, Suite 410
                                            Chicago, Illinois 60610
                                            Attn: Ms. Teresa McMahon, President
                                            Facsimile No.  (312) 397-1050

                  With a copy to:   Sonnenschein Nath & Rosenthal
                                            8000 Sears Tower
                                            Chicago, Illinois 60606-6404
                                            Attn: Robert Richards, Esquire
                                            Facsimile No. (312) 876-7934

                  If to Lender:             UGLY DUCKLING CORPORATION
                                            2525 East Camelback Road
                                            Suite 1150
                                            Phoenix, Arizona 85016
                                            Attn: Steven Johnson
                                            Facsimile No.: (602) 852-6696


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                  With a copy to:   Snell & Wilmer L.L.P.
                                            One Arizona Center
                                            Phoenix, Arizona 85004-0001
                                            Attn: Christopher H. Bayley, Esquire
                                            Facsimile No.: (602) 382-6070

                  (b) All such notices, requests and communications shall, when transmitted by overnight delivery or faxed, be effective when delivered for overnight (next day) delivery, transmitted by facsimile machine, respectively, or if delivered, upon delivery, except that notices pursuant to Article II shall not be effective until actually received by Lender.

                  (c) Borrower acknowledges and agrees that any agreement of Lender to receive certain notices by telephone and facsimile is solely for the convenience and at the request of Borrower. Lender shall be entitled to rely on the authority of any Person purporting to be a Person authorized by Borrower to give such notice and Lender shall not have any liability to Borrower or to other Person on account of any action taken or not taken by Lender in reliance upon such telephonic or facsimile notice. The obligation of Borrower to repay the Advances shall not be affected in any way or to any extent by any failure by Lender to receive written confirmation of any telephonic or facsimile notice or the receipt by Lender of a confirmation which is at variance with the terms understood by Lender to be contained in the telephonic or facsimile notice.

         3.3 No Waiver: Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         3.4 Counterparts. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

         3.5 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

         3.6 No Third Parties Benefited. This Amendment is made and entered into for the sole protection and legal benefit of Borrower and Lender, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents. Lender shall have no obligation to any Person not a party to this Amendment or other Loan Documents.

         3.7 Time. Time is of the essence as to each term or provision of this Amendment and each of the other Loan Documents.
                  ----

         3.8      Governing Law and Jurisdiction.



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         THE  VALIDITY  OF THIS  AGREEMENT  AND THE OTHER  LOAN  DOCUMENTS,  THE
CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES OF AMERICA (INCLUDING THE BANKRUPTCY CODE), IT BEING THE INTENT OF THE PARTIES THAT FEDERAL LAW SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES HERETO WITHOUT REGARD TO THE APPLICATION OF ANY PROVISION OF STATE LAW. TO THE EXTENT THAT FEDERAL LAW WOULD APPLY THE LAW OF ANY STATE AS THE FEDERAL RULE FOR THE PURPOSES OF THIS AGREEMENT, THE PARTIES AGREE THAT THE LAWS OF THE STATE OF ARIZONA SHALL BE USED TO SUPPLEMENT APPLICABLE FEDERAL LAW.

         THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE BANKRUPTCY COURT. BORROWER AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 3.8.

         BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         3.9 Entire Agreement. The Agreement, as amended, together with the other Loan Documents and that certain "Settlement Agreement" dated August 2, 1999 by and between Borrower and Lender, embodies the entire Agreement and understanding among Borrower and Lender and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and any prior arrangements made with respect to the payment by Borrower (or any indemnification for) any Lender Costs incurred (or to be incurred) by or on behalf of Lender.

         3.10 Interpretation. This Amendment is the result of negotiations between and has been reviewed by counsel to Lender, Borrower and other parties, and is the product of all parties hereto. Accordingly, this Amendment, the Agreement and the other Loan Documents shall not be construed against Lender merely because of Lender's involvement in the preparation of such documents and agreements.


                  [Remainder of page left intentionally blank]


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         IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be executed as of the date first written above.

                                         FIRST MERCHANTS ACCEPTANCE CORPORATION,
                                                          a Delaware corporation


                                             By: /S/ GREGORY L. BURDETT
                                             Name:   Gregory L. Burdett
                                             Title:  Vice President & Controller



                                          UGLY DUCKLING CORPORATION,
                                                          a Delaware corporation


                                              By: /S/ DONALD L. ADDINK
                                              Name:   Donald L. Addink
                                              Title:  Vice President